LOAN AGREEMENT

      INFINITE GROUP, INC., a Delaware corporation, with its principal office at 2364 Post Road, Warwick, RI 02886 (hereinafter referred to as "Borrower"), and CLIFFORD G. BROCKMYRE, having an address at 335 West Beach Road, Charlstown, RI 02813 (hereinafter referred to as "Lender"), hereby enter into this Loan Agreement ("Agreement") dated as of June 26, 1998.

SECTION 1. CERTAIN DEFINITIONS

      1.1 The following terms used in this Agreement will have the meanings given below:

Claims and Expenses                 Any and all claims, lawsuits of any kind,
                                    judgments, losses, damages, liabilities, penalties, costs and reasonable expenses arising out of transactions contemplated under this Agreement or under the Collateral
                                    Documents, including all "Legal Costs and Expenses" (defined below) incurred in connection therewith.

Collateral Documents                The Note and the Warrant.

Loan                                Defined in Section 2.1.

Loan Amount                         $1,150,000.00.

Loan Closing and the
Loan Closing Date                   Defined in Section 2.2.

Legal Costs and Expenses            Any and all reasonable attorneys' fees and
                                    disbursements, court costs and other
                                    litigation expenses.

Maturity Date                       June 26, 2008.

Note                                Defined in Section 2.2.

Shares                              Borrower's shares of common stock, par value
                                    $.001 per share.

Warrant The warrant to be issued to the Lender pursuant to Section 3 of this Agreement.

SECTION 2. THE LOAN

      2.1 Simultaneously with the execution of this Agreement, Lender is making a loan (the "Loan") to Borrower in the principal amount of $1,150,000 US Dollars, receipt of which is hereby acknowledged by Borrower.

      2.2 The Loan is evidenced by a promissory note ("the Note") made by Borrower payable to Lender, which is being executed and delivered to Lender contemporaneously herewith (such loan and delivery being hereinafter called the "Loan Closing" and the date thereof being hereinafter called the "Loan Closing Date"). A copy of the Note is attached to this Agreement as Exhibit 1.

      2.3 The Note is payable in accordance with its provisions which include, inter alia:

            (a) interest at the rate of 9% per annum on the unpaid balance of the Note adjusted as described on Rider A hereto (the "Interest Rate Adjustment");

            (b) equal monthly payments of $10,838.23 commencing on July 1, 1998 and on the first day of each month thereafter to and including June 1, 2008 (which monthly payments shall include both principal and interest), adjusted annually to give effect to the Interest Rate Adjustment;

            (c) a final payment equal to all unpaid principal and accrued interest payable on June 26, 2008;

            (d) the right to Borrower, exercisable at any time prior to the Maturity Date to prepay, without penalty, all or part (each such payment being a minimum of $10,000 or covering the unpaid balance of the Note) of the unpaid principal amount and accrued interest thereon of the Note; and

            (e) the principal of the Note and accrued interest thereon shall become immediately due and payable upon the occurrence of an Event of Default.

      2.4 The obligation of Lender to make the Loan shall be conditioned on the satisfaction of Lender that the representations and warranties of Borrower contained in this Agreement and in the Collateral Documents are true, complete and correct. Borrower understands and agrees that any investigation by Lender shall in no way limit the responsibility of the Borrower for such representations and warranties being true, complete and correct.

      2.5 Notwithstanding any provision in this Agreement or in the Note, in no event shall the interest rate applicable to the Loan exceed that permitted by the laws or governmental regulations applicable to Lender, Borrower or the Loan that limit rates of interest that may be charged or collected by Lender. If any payment hereunder or under the Note shall be found to constitute a payment of interest in excess of that permitted under the laws or governmental regulations applicable to Lender, Borrower or the Loan that limit rates of interest that may be charged or collected by Lender, then the amount of such excess payment shall be refunded to Borrower.

SECTION 3. WARRANT

      3.1 Simultaneously with the Closing hereunder Borrower has delivered to Lender a warrant, a copy of which is attached hereto as Exhibit 3 (the "Warrant"), to purchase up to 2,680,000 Shares, at an exercise price equal to $1.12 per share.

      3.2 In the event of any change in the number of outstanding Shares by reason of any reclassification, recapitalization, split-up, combination, merger, exchange of Shares, stock dividend or the like, which has occurred prior to the issuance date of any of the Warrant referred to in Section 3.1, the number of Shares to which such Warrant shall apply and the price per share at which such Warrant shall be exercisable shall be correspondingly adjusted.

SECTION 4. USE OF PROCEEDS

      4.1. The proceeds of the Loan will be used by Borrower for working capital purposes.

SECTION 5. CLOSING DOCUMENTS

      5.1 Simultaneously with the execution and delivery of this Agreement, the Loan is being funded and Borrower is delivering or has delivered to Lender the following documents, duly executed and (where required) witnessed or notarized:

            (a) the Note;

            (b) Secretary's Certificate of Borrower as to resolutions of its Board of Directors authorizing (i) the borrowing hereunder, (ii) the issuance of the Warrants, and (iii) the execution and delivery of this Agreement, the Collateral Documents and the transactions contemplated hereby and thereby; and

            (c) the Warrant.

SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      6.1 To induce Lender to make the Loan hereunder, Borrower represents and warrants to and agrees with Lender that:

            (a) Borrower is a corporation duly and validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in such other jurisdictions where the ownership of property or the nature of the business conducted by it requires such qualification, except insofar as the failure to so qualify would not materially and adversely affect Borrower.

            (b) Borrower has the requisite corporate authority and power to enter into this Agreement, to borrow money as contemplated hereby, to issue the Note and the Warrant and to execute and deliver each of those documents required and described in this Agreement. The execution and delivery of this Agreement, the Collateral Documents and the Warrant have been duly authorized by Borrower and this Agreement, the Collateral Documents and the Warrants are enforceable against Borrower in accordance with their terms.

SECTION 7. CERTAIN AFFIRMATIVE COVENANTS

      7.1 So long as any amount due to Lender pursuant to the Note, this Agreement or any of the other Collateral Documents is outstanding, the Borrower will do and comply with the following:

            (a) Borrower will promptly make all payments of the principal and interest on the Note when due; and

            (b) Borrower will comply with the terms and conditions of this Agreement and of those contained in each Collateral Document.

SECTION 8. CERTAIN NEGATIVE COVENANTS

      8.1 So long as any amount due to Lender pursuant to the Note, this Agreement or any of the other Collateral Documents is outstanding, except with the prior written consent of Lender (whose consent, except as otherwise indicated below, may be refused without explanation and without any legal recourse by Borrower), Borrower will not:

            (a) engage in any line of business materially different from those which Borrower is now engaged in; or

            (b) become a party to any merger or consolidation with any corporation, company or entity of any kind whatsoever, or sell substantially all of its assets, or otherwise liquidate or dispose of its business.

SECTION 9. IRREGULAR PAYMENT

      9.1 Lender may accept late payments and partial payments even though marked "payment in full" or words of similar import, without losing any of its rights under this Agreement or under the Note.

SECTION 10. DELAY IN ENFORCEMENT

      10.1 Lender may delay in enforcing its rights under this Agreement or a Collateral Document without losing or prejudicing such rights.

SECTION 11. NO BROKER

      11.1 Borrower represents and warrants to Lender that it has not dealt with any broker or finder, whether or not licensed, in connection with this Agreement or the loan transactions under this Agreement. Lender represents and warrants that it has not dealt with any broker or finder.

SECTION 12. LOAN EXPENSES

      12.1 Borrower agrees and acknowledges that Lender is simultaneously entering into a series of loan agreements with First National Bank of New England and Borrower agrees to pay, promptly after demand is made, all reasonable out-of-pocket expenses incurred by Lender in connection with the making, amending, perfection, enforcement or payment or liquidation of such loan agreements and the Loan which is the subject of this Agreement, including (but not limited to) Lender's legal fees and disbursements, title fees, title insurance fees, bank consultant fees, appraisal fees, mortgage recording fees and mortgage taxes, bank attorneys' fees and any other expense incurred, or to be incurred by Lender in connection with his loans from First National Bank of New England the proceeds of which are being used to fund the Loan.

SECTION 13. NOTICES

13.1 Unless otherwise expressly provided elsewhere in this Agreement, any notice, request, consent, election, demand or other communication ("notice") to be given or made by the parties under this Agreement must be in writing and either:

            (a) delivered by hand, telecopier or overnight delivery by Federal Express or other recognized carrier; or

            (b) sent by certified or registered mail, return receipt requested, postage prepaid.

      13.2 Each notice to be given to Lender or Borrower will be addressed to it at its address set forth in the preamble on page 1 of this Agreement.

      13.3 A copy of each notice must be sent simultaneously and in like manner to:

                  Morse, Zelnick, Rose & Lander, LLP
                  450 Park Avenue, Suite 902
                  New York, New York 10022
                  Attn: Kenneth S. Rose, Esq.
                  Fax:  212-838-9190

      13.4 Borrower and Lender may, by notice to the others, change the address to which future notices are to be sent or add or change a person to whom a notice or a copy of a notice is to be sent.

      13.5 Unless otherwise provided elsewhere in this Agreement, each notice shall be considered to be given on:

            (a) the date delivered by hand or telecopier (unless it is not a business day or is not received before 5:30 P.M., in which case the notice shall be considered given on the next business day after being sent);

            (b) the next business day after being sent by overnight courier;

            (c) the third full business day following the date of mailing postage prepaid in the United States Mail.

However, a notice of a change of address of person pursuant to Section 13.4 shall not be deemed given until received.

      13.6 A notice that is mailed must be deposited into an official mail depository maintained by the United States Postal Service or (if mailed outside the United States) by an equivalent postal authority.

      13.7 Failure to accept a notice is deemed receipt of it and does not invalidate the notice or excuse the performance of an obligation.

SECTION 14. ENTIRE AGREEMENT

      14.1 All prior and contemporaneous statements, representations, promises, understandings, agreements, projections and opinions, whether written or oral made to each other with regard to this transaction, are merged in this Agreement and the Collateral Documents. This Agreement and the Collateral Documents constitute the entire agreement of the parties.

SECTION 15. CHANGES AND WAIVERS

      15.1 A provision of this Agreement will be considered to have been changed or waived only if the change or waiver is expressly made in writing signed by the party to be charged.

      15.2 The failure to insist on strict performance of any provision will not mean that the provision has been waived or that the right to insist thereafter on strict performance of that or any other provision has been waived.

SECTION 16. PARTIES TO COOPERATE

      16.1 Each party will reasonably cooperate with the other to close the transactions that are the subject of this Agreement.

      16.2 In furtherance of such cooperation, each party will obtain, execute and deliver such documents as are in its possession or control and are reasonably necessary in order to close or effectuate or confirm any provisions of this Agreement.

SECTION 17. GOVERNING LAW

      17.1 The laws of the State of Rhode Island will govern this Agreement and the interpretation and enforcement of its provisions, without regard to legal principles of conflict of laws.


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

SECTION 18. WAIVER OF JURY TRIAL; VENUE

      18.1 THE BORROWER AND THE LENDER EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE COLLATERAL DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, RELATED PERSON, PARTICIPANT, OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER AND LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY COLLATERAL DOCUMENT OR ANY PROVISIONS HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE COLLATERAL DOCUMENTS.

      18.2 THE BORROWER AGREES THAT IT WILL NOT ASSERT AGAINST THE LENDER ANY CLAIM FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE COLLATERAL DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      18.3 WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS AGREEMENT OR THE COLLATERAL DOCUMENTS, THE BORROWER HEREBY (A) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE UNITED STATES DISTRICT COURT LOCATED IN THE STATE OF RHODE ISLAND, AND (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE COLLATERAL DOCUMENTS BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT WILL BE DEEMED TO PRECLUDE THE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER JURISDICTION.


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

SECTION 19. INVALID PROVISIONS SEVERED

      19.1 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of the other provisions, which shall be enforced to the fullest extent permitted by law.

SECTION 20. CAPTIONS; EXHIBITS; AND GRAMMAR

      20.1 The paragraph captions are for convenience only. They are not part of the text of this Agreement and are not to be used to interpret its provisions.

      20.2 All Schedules and Exhibits to this Agreement are incorporated in, and are part of, this Agreement as fully as though set forth herein.

      20.3 The use of the singular includes the plural and the use of any gender includes any other gender whenever required by the sense of this Agreement.

SECTION 21. REIMBURSEMENT FOR ENFORCEMENT

      21.1 In the event Borrower fails to perform any of its obligations under this Agreement or under any Collateral Document, then Borrower shall pay any and all Claims and Expenses incurred by the Lender in enforcing or establishing its rights hereunder or thereunder.

SECTION 22. NO NEGATIVE CONSTRUCTION AGAINST DRAFTING PARTY

      22.1 The parties acknowledge that they are sophisticated and are represented by experienced, knowledgeable attorneys. The parties agree that the normal rules of construction to resolve ambiguities against the party whose counsel drafted this Agreement shall not be followed in the interpretation of this Agreement. Consequently, no negative inference or interpretation shall be made by a court in enforcing the provisions of this Agreement against the party whose attorney drafted this Agreement.


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

SECTION 23. NO OTHER PARTIES

      23.1 The representations, warranties and agreements of Borrower contained herein are intended solely for the benefit of Lender and/or its assignees, and shall confer no rights hereunder, whether legal or equitable, in any other third person, and no other person shall be entitled to rely thereon.

SECTION 24. COUNTERPARTS

      24.1 This Agreement may be signed in counterpart, each of which will be deemed an original document. All counterparts will constitute one document which may be sufficiently evidenced by one such counterpart. Each counterpart will be binding on the signatory to such counterpart notwithstanding that it is not signed by both signatories to this Agreement.

SECTION 24. INDEMNIFICATION

      24.1 Borrower agrees to indemnify Lender, its officers, directors, principals and affiliates from and against any Claims and Expenses incurred or suffered by them or any of them arising out of the transactions contemplated hereunder, except for any of the foregoing which are solely the result of Lender's gross negligence or willful misconduct.

SECTION 25. SUCCESSORS AND ASSIGNS

      25.1 This Agreement shall bind Borrower and its successors.

      25.2 This Agreement shall be binding upon and shall inure to the benefit of Lender, its successors and assigns.

SECTION 26. LENDER'S RIGHT TO TRANSFER AND ASSIGN

      26.1 Lender has the right, in its sole and absolute discretion, without consent or affecting the obligations of Borrower, to transfer and assign participation interests in its rights under this Agreement and the Collateral Documents.

      IN WITNESS WHEREOF Borrower and Lender have executed this Agreement and affixed their seals as of the date first above stated.

                                          INFINITE GROUP, INC.

                                          By:
                                             ---------------------------------
                                             Daniel Landi, Chief Financial
                                             Officer


                                          ------------------------------------
                                                  CLIFFORD G. BROCKMYRE

                                     RIDER A

                            INTEREST RATE ADJUSTMENT

      The interest rate under this Loan Agreement and the Note shall be fixed for twelve (12) months from the date of this Agreement. The rate shall adjust annually thereafter on each one (1) year anniversary to a rate, determined by Lender, of the one-year Treasury Bill Index plus three and one-half percent (3 1/2%). The rate hereunder shall not increase by more than two percent (2%) in any year and more than six percent (6%) over the life of the Loan. Each year Lender shall adjust the monthly payment to reamortize the loan over the original term of one hundred and twenty (120) months.

                                 LOAN AGREEMENT

      INFINITE GROUP, INC., a Delaware corporation, with its principal office at 2364 Post Road, Warwick, RI 02886 (hereinafter referred to as "Borrower"), and CLIFFORD G. BROCKMYRE, having an address at 335 West Beach Road, Charlstown, RI 02813 (hereinafter referred to as "Lender"), hereby enter into this Loan Agreement ("Agreement") dated as of April 15, 1998.

SECTION 1. CERTAIN DEFINITIONS

      1.1 The following terms used in this Agreement will have the meanings given below:

Claims and Expenses                 Any and all claims, lawsuits of any kind,
                                    judgments, losses, damages, liabilities, penalties, costs and reasonable expenses arising out of transactions contemplated under this Agreement or under the Collateral
                                    Documents, including all "Legal Costs and Expenses" (defined below) incurred in connection therewith.

Collateral Documents                The Note.

Loan                                Defined in Section 2.1.

Loan Amount                         $250,000.00.

Loan Closing and the
Loan Closing Date                   Defined in Section 2.2.

Legal Costs and Expenses            Any and all reasonable attorneys' fees and
                                    disbursements, court costs and other
                                    litigation expenses.

Maturity Date                       April 14, 1999.

Note                                Defined in Section 2.2.

SECTION 2. THE LOAN

      2.1 Simultaneously with the execution of this Agreement, Lender is making a loan (the "Loan") to Borrower in the principal amount of $250,000 US Dollars, receipt of which is hereby acknowledged by Borrower.

      2.2 The Loan is evidenced by a promissory note ("the Note") made by Borrower payable to Lender, which is being executed and delivered to Lender contemporaneously herewith (such loan and delivery being hereinafter called the "Loan Closing" and the date thereof being hereinafter called the "Loan Closing Date"). A copy of the Note is attached to this Agreement as Exhibit 1.

      2.3 The Note is payable in accordance with its provisions which include, inter alia:

            (a) interest at the rate of 9% per annum on the unpaid balance of the Note;

            (b) equal monthly payments of $1,406.55, plus any amounts due on the revolving credit facilities in the aggregate principal amount of $50,000.00 between Lender and Bank of Western Massachusetts, commencing on May 1, 1998 and on the first day of each month thereafter to and including April 1, 1999 (which monthly payments shall include both principal and interest);

            (c) a final payment equal to all unpaid principal and accrued interest payable on April 14, 1999;

            (d) the right to Borrower, exercisable at any time prior to the Maturity Date to prepay, without penalty, all or part (each such payment being a minimum of $1,000 or covering the unpaid balance of the Note) of the unpaid principal amount and accrued interest thereon of the Note; and

            (e) the principal of the Note and accrued interest thereon shall become immediately due and payable upon the occurrence of an Event of Default.

      2.4 The obligation of Lender to make the Loan shall be conditioned on the satisfaction of Lender that the representations and warranties of Borrower contained in this

Agreement and in the Collateral Documents are true, complete and correct. Borrower understands and agrees that any investigation by Lender shall in no way limit the responsibility of the Borrower for such representations and warranties being true, complete and correct.

      2.5 Notwithstanding any provision in this Agreement or in the Note, in no event shall the interest rate applicable to the Loan exceed that permitted by the laws or governmental regulations applicable to Lender, Borrower or the Loan that limit rates of interest that may be charged or collected by Lender. If any payment hereunder or under the Note shall be found to constitute a payment of interest in excess of that permitted under the laws or governmental regulations applicable to Lender, Borrower or the Loan that limit rates of interest that may be charged or collected by Lender, then the amount of such excess payment shall be refunded to Borrower.

SECTION 3. USE OF PROCEEDS

      3.1. The proceeds of the Loan will be used by Borrower for working capital purposes.

SECTION 4. CLOSING DOCUMENTS

      4.1 Simultaneously with the execution and delivery of this Agreement, the Loan is being funded and Borrower is delivering or has delivered to Lender the following documents, duly executed and (where required) witnessed or notarized:

            (a) the Note; and

            (b) a Secretary's Certificate of Borrower as to resolutions of its Board of Directors authorizing (i) the borrowing hereunder, and (ii) the execution and delivery of this Agreement, the Collateral Documents and the transactions contemplated hereby and thereby.

SECTION 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      5.1 To induce Lender to make the Loan hereunder, Borrower represents and warrants to and agrees with Lender that:

            (a) Borrower is a corporation duly and validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in such other jurisdictions where the ownership of property or the nature of the business conducted by it requires such qualification, except insofar as the failure to so qualify would not materially and adversely affect Borrower.

            (b) Borrower has the requisite corporate authority and power to enter into this Agreement, to borrow money as contemplated hereby, to issue the Note and to execute and deliver each of those documents required and described in this Agreement. The execution and delivery of this Agreement and the Collateral Documents have been duly authorized by Borrower and this Agreement and the Collateral Documents are enforceable against Borrower in accordance with their terms.

SECTION 6. CERTAIN AFFIRMATIVE COVENANTS

      6.1 So long as any amount due to Lender pursuant to the Note, this Agreement or any of the other Collateral Documents is outstanding, the Borrower will do and comply with the following:

            (a) Borrower will promptly make all payments of the principal and interest on the Note when due; and

            (b) Borrower will comply with the terms and conditions of this Agreement and of those contained in each Collateral Document.

SECTION 7. CERTAIN NEGATIVE COVENANTS

      7.1 So long as any amount due to Lender pursuant to the Note, this Agreement or any of the other Collateral Documents is outstanding, except with the prior written consent of Lender (whose consent, except as otherwise indicated below, may be refused without explanation and without any legal recourse by Borrower), Borrower will not:

            (a) engage in any line of business materially different from those which Borrower is now engaged in; or

            (b) become a party to any merger or consolidation with any corporation, company or entity of any kind whatsoever, or sell substantially all of its assets, or otherwise liquidate or dispose of its business.

SECTION 8. IRREGULAR PAYMENT

      8.1 Lender may accept late payments and partial payments even though marked "payment in full" or words of similar import, without losing any of its rights under this Agreement or under the Note.

SECTION 9. DELAY IN ENFORCEMENT

      9.1 Lender may delay in enforcing its rights under this Agreement or a Collateral Document without losing or prejudicing such rights.

SECTION 10. NO BROKER

      10.1 Borrower represents and warrants to Lender that it has not dealt with any broker or finder, whether or not licensed, in connection with this Agreement or the loan transactions under this Agreement. Lender represents and warrants that it has not dealt with any broker or finder.

SECTION 11. LOAN EXPENSES

      11.1 Borrower agrees to pay, promptly after demand is made, all reasonable out-of-pocket expenses incurred by Lender in connection with the making, amending, perfection, enforcement or payment or liquidation of the Loan which are the subject of this Agreement, including (but not limited to) Lender's legal fees and disbursements, title fees, title insurance fees and any other expense incurred, or to be incurred by Lender in connection with his loans from the Bank of Western Massachusetts, the proceeds of which are being used to fund the Loan.


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

SECTION 12. NOTICES

      12.1 Unless otherwise expressly provided elsewhere in this Agreement, any notice, request, consent, election, demand or other communication ("notice") to be given or made by the parties under this Agreement must be in writing and either:

            (a) delivered by hand, telecopier or overnight delivery by Federal Express or other recognized carrier; or

            (b) sent by certified or registered mail, return receipt requested, postage prepaid.

      12.2 Each notice to be given to Lender or Borrower will be addressed to it at its address set forth in the preamble on page 1 of this Agreement.

      12.3 A copy of each notice must be sent simultaneously and in like manner to:

                  Morse, Zelnick, Rose & Lander, LLP
                  450 Park Avenue, Suite 902
                  New York, New York 10022
                  Attn: Kenneth S. Rose, Esq.
                  Fax:  212-838-9190

      12.4 Borrower and Lender may, by notice to the others, change the address to which future notices are to be sent or add or change a person to whom a notice or a copy of a notice is to be sent.

      12.5 Unless otherwise provided elsewhere in this Agreement, each notice shall be considered to be given on:

            (a) the date delivered by hand or telecopier (unless it is not a business day or is not received before 5:30 P.M., in which case the notice shall be considered given on the next business day after being sent);

            (b) the next business day after being sent by overnight courier;

            (c) the third full business day following the date of mailing postage prepaid in the United States Mail.

However, a notice of a change of address of person pursuant to Section 12.4 shall not be deemed given until received.

      12.6 A notice that is mailed must be deposited into an official mail depository maintained by the United States Postal Service or (if mailed outside the United States) by an equivalent postal authority.

      12.7 Failure to accept a notice is deemed receipt of it and does not invalidate the notice or excuse the performance of an obligation.

SECTION 13. ENTIRE AGREEMENT

      13.1 All prior and contemporaneous statements, representations, promises, understandings, agreements, projections and opinions, whether written or oral made to each other with regard to this transaction, are merged in this Agreement and the Collateral Documents. This Agreement and the Collateral Documents constitute the entire agreement of the parties.

SECTION 14. CHANGES AND WAIVERS

      14.1 A provision of this Agreement will be considered to have been changed or waived only if the change or waiver is expressly made in writing signed by the party to be charged.

      14.2 The failure to insist on strict performance of any provision will not mean that the provision has been waived or that the right to insist thereafter on strict performance of that or any other provision has been waived.

SECTION 15. PARTIES TO COOPERATE

      15.1 Each party will reasonably cooperate with the other to close the transactions that are the subject of this Agreement.

      15.2 In furtherance of such cooperation, each party will obtain, execute and deliver such documents as are in its possession or control and are reasonably necessary in order to close or effectuate or confirm any provisions of this Agreement.

SECTION 16. GOVERNING LAW

      16.1 The laws of the State of Rhode Island will govern this Agreement and the interpretation and enforcement of its provisions, without regard to legal principles of conflict of laws.

SECTION 17. WAIVER OF JURY TRIAL; VENUE

      17.1 THE BORROWER AND THE LENDER EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE COLLATERAL DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, RELATED PERSON, PARTICIPANT, OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER AND LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY COLLATERAL DOCUMENT OR ANY PROVISIONS HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE COLLATERAL DOCUMENTS.

      17.2 THE BORROWER AGREES THAT IT WILL NOT ASSERT AGAINST THE LENDER ANY CLAIM FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE

COLLATERAL DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      17.3 WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS AGREEMENT OR THE COLLATERAL DOCUMENTS, THE BORROWER HEREBY (A) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE UNITED STATES DISTRICT COURT LOCATED IN THE STATE OF RHODE ISLAND, AND (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE COLLATERAL DOCUMENTS BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT WILL BE DEEMED TO PRECLUDE THE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER JURISDICTION.

SECTION 18. INVALID PROVISIONS SEVERED

      18.1 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of the other provisions, which shall be enforced to the fullest extent permitted by law.

SECTION 19. CAPTIONS; EXHIBITS; AND GRAMMAR

      19.1 The paragraph captions are for convenience only. They are not part of the text of this Agreement and are not to be used to interpret its provisions.

      19.2 All Schedules and Exhibits to this Agreement are incorporated in, and are part of, this Agreement as fully as though set forth herein.

      19.3 The use of the singular includes the plural and the use of any gender includes any other gender whenever required by the sense of this Agreement.

SECTION 20. REIMBURSEMENT FOR ENFORCEMENT

      20.1 In the event Borrower fails to perform any of its obligations under this Agreement or under any Collateral Document, then Borrower shall pay any and all Claims and Expenses incurred by the Lender in enforcing or establishing its rights hereunder or thereunder.

SECTION 21. NO NEGATIVE CONSTRUCTION AGAINST DRAFTING PARTY

      21.1 The parties acknowledge that they are sophisticated and are represented by experienced, knowledgeable attorneys. The parties agree that the normal rules of construction to resolve ambiguities against the party whose counsel drafted this Agreement shall not be followed in the interpretation of this Agreement. Consequently, no negative inference or interpretation shall be made by a court in enforcing the provisions of this Agreement against the party whose attorney drafted this Agreement.

SECTION 22. NO OTHER PARTIES

      22.1 The representations, warranties and agreements of Borrower contained herein are intended solely for the benefit of Lender and/or its assignees, and shall confer no rights hereunder, whether legal or equitable, in any other third person, and no other person shall be entitled to rely thereon.

SECTION 23. COUNTERPARTS

      23.1 This Agreement may be signed in counterpart, each of which will be deemed an original document. All counterparts will constitute one document which may be sufficiently evidenced by one such counterpart. Each counterpart will be binding on the signatory to such counterpart notwithstanding that it is not signed by both signatories to this Agreement.

SECTION 24. INDEMNIFICATION

      24.1 Borrower agrees to indemnify Lender, its officers, directors, principals and affiliates from and against any Claims and Expenses incurred or suffered by them or any of them arising out of the transactions contemplated hereunder, except for any of the foregoing which are solely the result of Lender's gross negligence or willful misconduct.

SECTION 25. SUCCESSORS AND ASSIGNS

      25.1 This Agreement shall bind Borrower and its successors.

      25.2 This Agreement shall be binding upon and shall inure to the benefit of Lender, its successors and assigns.

SECTION 26. LENDER'S RIGHT TO TRANSFER AND ASSIGN

      26.1 Lender has the right, in its sole and absolute discretion, without consent or affecting the obligations of Borrower, to transfer and assign participation interests in its rights under this Agreement and the Collateral Documents.

      IN WITNESS WHEREOF Borrower and Lender have executed this Agreement and affixed their seals as of the date first above stated.

                                          INFINITE GROUP, INC.


                                          By:
                                             ---------------------------------
                                             Daniel Landi, Chief Financial
                                             Officer


                                          ------------------------------------
                                                  CLIFFORD G. BROCKMYRE

                                 PROMISSORY NOTE

$1,150,000.00                                                        Warwick, RI
                                                                   June 26, 1998

      INFINITE GROUP, INC., a Delaware corporation (the "Maker"), FOR VALUE RECEIVED, hereby promises to pay to the order of CLIFFORD G. BROCKMYRE (the "Holder"), at the office of the Maker at 2364 Post Road, Warwick, RI 02886, the principal amount of ONE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($1,150,000.00) in lawful money of the United States of America. The unpaid principal balance of this Note shall bear interest at the rate of nine (9%) percent per annum adjusted as described on Rider A hereto. Interest and principal on the Note shall be payable as follows:

            (i) $10,838.23 on the first day of each month beginning in August 1998 through and including June 2008 (which payments represent interest only), adjusted as described on Rider A hereto.

            (ii) the remaining unpaid principal and accrued interest shall be payable on June 26, 2008.

      Upon the occurrence of any "Event of Default" (as defined in the Loan Agreement referred to below), the amounts then due and payable under this Note (including the entire principal and accrued interest if such payments are accelerated at the election of the Holder) shall bear interest equal to the lesser of (a) the maximum amount permitted to be charged under applicable law or
(b) fifteen percent (15%) per annum from the due date thereof until paid in full.

      If this Note, or any payment hereunder, falls due on a Saturday, Sunday or a Rhode Island public holiday, this Note shall be made on the next succeeding business day and such additional time shall be included in the computation of any interest payable hereunder.

      If any payment due hereunder is not paid when due, the Maker agrees to pay all reasonable costs of collection, including reasonable attorney's fees, all of which shall be added to the amount due hereunder. In addition, if this Note is referred by Holder to any attorney for collection, the Maker shall pay all reasonable attorney fees incurred by Holder therefor.

      This Note is referred to in, and arises out of the transactions contemplated by, a loan agreement (the "Loan Agreement"), dated as of June 26, 1998 by and among the Maker and the Holder. This Note is subject to the terms and conditions of the Loan Agreement.

      The Maker may prepay, without penalty, all or part (each such payment being a minimum of $10,000 or covering the unpaid balance on the Note) of the unpaid principal amount of this Note and accrued interest thereon.

      UPON THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE LOAN AGREEMENT), THEN, AND IN ANY SUCH EVENT, THE HOLDER, BY WRITTEN NOTICE TO THE MAKER, MAY DECLARE THE ENTIRE BALANCE OF THE UNPAID PRINCIPAL OF AND ACCRUED INTEREST ON THIS NOTE TO BE DUE, WHEREUPON THE SAME AND ANY OTHER AMOUNTS DUE HEREUNDER SHALL IMMEDIATELY BECOME DUE AND PAYABLE WITHOUT PRESENTATION, DEMAND, PROTEST OR OTHER NOTICE OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY THE MAKER.

      This Note has been executed and delivered and shall be construed and enforced in accordance with the laws of the State of Rhode Island, including, but not limited to, matters of construction, validity and performance.

                                          INFINITE GROUP, INC.


                                          By:
                                             ---------------------------------
                                             Daniel Landi, Chief Financial
                                             Officer

                                     RIDER A

                            INTEREST RATE ADJUSTMENT

      The interest rate under this Note shall be fixed for twelve (12) months from the date of the Note. The rate shall adjust annually thereafter on each one
(1) year anniversary to a rate, determined by Lender, of the one-year Treasury Bill Index plus three and one-half percent (3 1/2%). The rate hereunder shall not increase by more than two percent (2%) in any year and more than six percent (6%) over the life of the Loan. Each year lender shall adjust the monthly payment to reamortize the loan over the original term of one hundred and twenty
(120) months.

                                 PROMISSORY NOTE

$250,000.00                                                          Warwick, RI
                                                                  April 15, 1998

      INFINITE GROUP, INC., a Delaware corporation (the "Maker"), FOR VALUE RECEIVED, hereby promises to pay to the order of CLIFFORD G. BROCKMYRE (the "Holder"), at the office of the Maker at 2364 Post Road, Warwick, RI 02886, the principal amount of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) in lawful money of the United States of America. The unpaid principal balance of this Note shall bear interest at the rate of nine (9%) percent per annum. Interest and principal on the Note shall be payable as follows:

            (i) $1,406.55, plus any amounts due on the revolving credit facilities in the aggregate principal amount of $50,000.00 between Lender and Bank of Western Massachusetts, on the first day of each month beginning in May 1998 through and including March 1999 (which payments represent both interest and principal); and

            (ii) the remaining unpaid principal and accrued interest shall be payable on April 14, 1999.

      Upon the occurrence of any "Event of Default" (as defined in the Loan Agreement referred to below), the amounts then due and payable under this Note (including the entire principal and accrued interest if such payments are accelerated at the election of the Holder) shall bear interest equal to the lesser of (a) the maximum amount permitted to be charged under applicable law or
(b) fifteen percent (15%) per annum from the due date thereof until paid in full.

      If this Note, or any payment hereunder, falls due on a Saturday, Sunday or a Rhode Island public holiday, this Note shall be made on the next succeeding business day and such additional time shall be included in the computation of any interest payable hereunder.

      If any payment due hereunder is not paid when due, the Maker agrees to pay all reasonable costs of collection, including reasonable attorney's fees, all of which shall be added to the amount due hereunder. In addition, if this Note is referred by Holder to any attorney for collection, the Maker shall pay all reasonable attorney fees incurred by Holder therefor.

      This Note is referred to in, and arises out of the transactions contemplated by, a loan agreement (the "Loan Agreement"), dated as of April 15, 1998 by and among the Maker and the Holder. This Note is subject to the terms and conditions of the Loan Agreement.

      The Maker may prepay, without penalty, all or part (each such payment being a minimum of $1,000 or covering the unpaid balance on the Note) of the unpaid principal amount of this Note and accrued interest thereon.

      UPON THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE LOAN AGREEMENT), THEN, AND IN ANY SUCH EVENT, THE HOLDER, BY WRITTEN NOTICE TO THE MAKER, MAY DECLARE THE ENTIRE BALANCE OF THE UNPAID PRINCIPAL OF AND ACCRUED INTEREST ON THIS NOTE TO BE DUE, WHEREUPON THE SAME AND ANY OTHER AMOUNTS DUE HEREUNDER SHALL IMMEDIATELY BECOME DUE AND PAYABLE WITHOUT PRESENTATION, DEMAND, PROTEST OR OTHER NOTICE OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY THE MAKER.

      This Note has been executed and delivered and shall be construed and enforced in accordance with the laws of the State of Rhode Island, including, but not limited to, matters of construction, validity and performance.

                                          INFINITE GROUP, INC.


                                          By:
                                             ---------------------------------
                                             Daniel Landi, Chief Financial
                                             Officer

THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED IN SECTION 11 HEREOF. NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED, ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART NOR THE WARRANT EXERCISED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2 AND SECTION 11 HEREOF.

                              INFINITE GROUP, INC.

              WARRANT TO PURCHASE 2,680,000 SHARES OF COMMON STOCK

                                  JUNE 30, 1998

      Infinite Group, Inc. a Delaware corporation (the "Company"), hereby certifies that, for value received, Clifford G. Brockmyre, the registered holder hereof, or its registered assigns ("Investor"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after June 30, 1998 but not after 5:00 P.M., New York time, on the Expiration Date (as defined herein), Two Million Six Hundred and Eighty Thousand (2,680,000) fully paid nonassessable shares (the "Warrant Shares") of Common Stock (as defined herein) of the Company (as adjusted from time to time as provided in this Warrant) at an initial purchase price of U.S. $1.12 per share in lawful money of the United States. This Warrant shall be exercisable as follows: (a) with respect to 1,340,000 Warrant Shares from and after the date hereof; (b) with respect to an additional 335,000 Warrant Shares from and after December 31, 1998, provided that the Company shall not have repaid its loan of even date hereof to Investor (the "Loan") by such date; (c) with respect to an additional 335,000 Warrant shares from and after March 31, 1999, provided that the Company shall not have repaid the Loan by such date; (d) with respect to an additional 335,000 Warrant shares from and after June 30, 1999, provided that the Company shall not have repaid the Loan by such date; (e) with respect to an additional 335,000 Warrant shares from and after September 30, 1999, provided that the Company shall not have repaid the Loan by such date;

      Section 1. (a) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

      "Common Stock" means (a) the Company's common stock and (b) any capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock."

      "Expiration Date" means June 30, 2003.

      "Warrant Exercise Price" shall initially be U.S. $1.12 per share and shall be adjusted and readjusted from time to time to the extent as provided for in this Warrant.

      (b) Other Definitional Provisions. (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

      (ii) When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

      (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

      Section 2. Exercise of Warrant. (a) Subject to the terms and conditions hereof, this Warrant may be exercised, in whole or in part, at any time during normal business hours on or after the opening of business on the date hereof and prior to the close of business on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash or by certified or official bank check or otherwise as permitted by Section 2(c) hereof, for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company in Warwick, Rhode Island (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 11 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the holder, shall be delivered to, or as directed by such holder within a reasonable time, not exceeding 15 days, after such rights shall have been so exercised.

      (b) Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (x) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised, and (y) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

      (c) Payment of the Warrant Exercise Price may be made, where permitted by law, by any of the following methods:

      (1) In cash or by certified or official bank check;

      (2) by the Company's cancellation of indebtedness of the Company to the holder of the Warrant;

      (3) by waiver of compensation due or accrued to holder of the Warrant for services rendered;

      (4) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the holder of the Warrant and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the holder of the Warrant irrevocably elects to exercise the Warrant and to sell a portion of the Warrant Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Warrant Shares to forward the exercise price directly to the Company; or

      (5) provided that a public market for the Company's stock exists, through a "margin" commitment from the holder of the Warrant and an NASD Dealer whereby the holder of the Warrant irrevocably elects to exercise this Warrant and to pledge the Warrant Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Warrant Shares to forward the exercise price directly to the Company.

      Section 3. Covenants as to Common Stock. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this

Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant.

      Section 4. Adjustment of Warrant Exercise Price Upon Stock Splits. Dividends. Distributions and Combinations; and Adjustment of Number of Shares.
(a) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased in each case by multiplying the then effective Warrant Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such action, and the product so obtained shall thereafter be the Warrant Exercise Price.

      (b) Upon each adjustment of the Warrant Exercise Price as provided above in this Section 4, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price after such adjustment.

      Section 5. Notice of Adjustment of Warrant Exercise Price and Sale of Company. Upon any adjustment of the Warrant Exercise Price, the Company shall give notice thereof to the registered holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. In the event of a merger, consolidation or reorganization of the Company with or into another corporation or corporations in which the Company is not the surviving entity (other than a mere reincorporation transaction), a sale of all or substantially all of the assets of the Company, or a transaction in which the Company issues shares representing more than fifty percent (50%) of the voting power in the Company immediately after giving effect to such transaction, the Company shall give notice thereof to the registered holder of this Warrant at least three (3) business days prior to the consummation of such transaction.

      Section 6. Computation of Adjustments. Upon each computation of an adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share).

      Section 7. No Change in Warrant Terms on Adjustments. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

      Section 8. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares of Common Stock in a name other than that of the registered holder hereof or upon any transfer of this Warrant.

      Section 9. Warrant Holder Not Deemed a Shareholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

      Section 10. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

      Section 11. Transfer; Opinions of Counsel: Restrictive Legends.

      (a) Prior to any sale, transfer or other disposition of this Warrant or the Warrant Shares, the holder thereof will give ten (10) business days' notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and, if such transfer is not registered under the Securities Act of 1933, as amended ("Securities Act"), shall be accompanied by an opinion, addressed to the Company and reasonably satisfactory in form and substance to it, of counsel (reasonably satisfactory to the Company) for such holder, stating whether, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Act.

      (b) If such sale, transfer or other disposition may in the opinion of such counsel be effected without registration under the Securities Act, such holder shall thereupon be entitled to the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel such transfer may not be effected without registration under the Securities Act, such holder shall not be entitled to so transfer this Warrant, or the Warrant Shares unless the Company shall have filed a registration statement relating to such proposed transfer and such registration statement has become effective under the Securities Act; provided, however, notwithstanding the foregoing, the Company shall under no circumstances be obligated to file such a registration statement relating to the transfer of this Warrant or the Warrant Shares.

      (c) Any Warrant Shares issued pursuant to the exercise of this Warrant may bear one or more of the legends in similar form to the legend set forth on this Warrant.

      Section 12. Exchange of Warrant. This Warrant is exchangeable upon the surrender hereof by the holder hereof at such officer or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder from time to time me after giving effect to all the provisions hereof, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

      Section 13. Lost,. Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      Section 14. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same. Investor represents that it is an "accredited investor" as such term is defined under Regulation D of the Securities Act. Upon exercise of this Warrant, the holder will confirm in writing, in form reasonably satisfactory to the Company, the holder's investment intent.

      Section 15. Notice. All notices and other communications under this Warrant shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier, or (ii) delivered by hand, (c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

                  (i)   if to the Company, to it at:

                              Infinite Group, Inc.
                              2364 Post Road
                              Warwick, RI 02886
                              Telephone: (401) 738-5777
                              Telecopier: (401) 738-6180

                        with a copy to:

                              Morse, Zelnick, Rose & Lander, LLP
                              450 Park Avenue
                              New York, New York 10022-2605
                              Attention: Kenneth S. Rose, Esq.
                              Telephone: (212) 838-5030
                              Telecopier: (212) 838-9190

                  (ii) if to Investor, to it at the address set forth below Investor's signature on the signature page hereof;

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that notices of a change of address, telecopier or telephone number, shall not be deemed furnished, until received.

      Section 16. Registration Rights.

      (a) The Company shall be obligated to the owners of the Warrants and the Warrant Shares, to file a Registration Statement as follows:

      Whenever during the four-year period beginning on June 30, 1999 and ending on June 30, 2003 the Company proposes to file with the Commission a Registration Statement (other than as to securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act or which a Form S-4 Registration Statement could be used), it shall, at least ten
(10) days prior to each filing, give written notice of such proposed filing to the Warrantholder and each holder of Warrant Shares, at their respective addresses as they appear on the records of the Company, and shall offer to include and shall include in such filing any proposed disposition of the Warrant Shares upon receipt by the Company, not less than five (5) days prior to the proposed filing date, of a request therefor setting forth the facts with respect to such proposed disposition and all other information with respect to such person reasonably necessary to be included in such Registration Statement. In the event that the managing underwriter, if any, for said offering advises the Company in writing that the inclusion of such securities in the offering would be detrimental to the offering, the Company shall have no obligation to include such securities in such registration statement.

      (b) Except as set forth in the last sentence of this paragraph, all fees, disbursements and out-of-pocket expenses (other than Warrantholder's brokerage fees and commissions and legal fees of counsel to the Warrantholder, if any) in connection with the filing of any Registration Statement under this Section 16 (or obtaining the opinion of counsel and any no-action position of the Commission with respect to sales under Rule 144) and in complying with applicable securities and Blue Sky laws shall be borne by the Company. The Company at its expense will supply any Warrantholder and any holder of Warrant Shares with copies of such Registration Statement and the prospectus included therein and other related documents and opinions and no-action letters in such quantities as may be reasonably requested by the Warrantholder or holder of Warrant Shares.

      Section 17. Indemnification. In the event any of the Warrant Shares (for purposes of this Section 17, the "Registrable Securities") are included in a Registration Statement filed by the Company with the Securities and Exchange Commission (a "Registration Statement"):

      (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and
(ii) the directors, officers, partners, employees, agents and each person who control any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
Section 17(c) with respect to
the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 17(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto;
(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available to the Indemnified Person by the Company, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any permitted transfer of the Registrable Securities by the Investor pursuant to this Warrant.

      (b) In connection with any Registration Statement of the Company in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 17(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 17(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 17(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Warrant for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to this Warrant. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 17(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

      (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 17 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 17, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investor if it holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 17, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

      Section 18. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought.

      The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof This Warrant shall be governed by and interpreted under the laws of the State of New York.

      Section. 19. Date. The date of this Warrant is June 30, 1998. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 11 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

                                          INFINITE GROUP, INC.


                                          By:
                                             ---------------------------------
                                             Name:  Daniel Landi
                                             Title: Chief Financial Officer

AGREED TO AND ACCEPTED


-------------------------------------
       Clifford G. Brockmyre

Address: 335 West Beach Road
         Charlstown, RI, 02813

                              EXHIBIT A TO WARRANT
                                SUBSCRIPTION FORM

TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER DESIRES TO EXERCISE THIS WARRANT

                              INFINITE GROUP, INC.

      The undersigned hereby exercises the right to purchase Warrant Shares covered by this Warrant according to the conditions thereof and herewith makes payment of U.S. $___________, the aggregate Warrant Exercise Price of such Warrant Shares in full.

      The undersigned represents that it is purchasing the Warrant Shares for its own account for investment and not with a view to, or sale in connection with, any distribution hereof, nor with any present intention of distributing the same. The undersigned represents that it is an "accredited investor" as such term is defined under Regulation D of the Securities Act of 1933, as amended ("Securities Act"). The Warrant Shares may not be sold, pledged, transferred, hypothecated, or otherwise disposed of except pursuant to an effective registration thereof under the Securities Act, or unless the Company shall have received an opinion of counsel satisfactory to the Company that such registration is not required.

                                    INVESTOR

                                    By:
                                       ------------------------------

                                    Name:
                                         ----------------------------

                                    Title:
                                          ---------------------------

                                    Address:
                                            -------------------------

                                    ---------------------------------

                                    ---------------------------------

                                    Number of Warrant Shares Being Purchased:

                                    ---------------------------------

Dated:___________, _____.